December 14, 2010

DREYFUS VARIABLE INVESTMENT FUND

-          APPRECIATION PORTFOLIO

Supplement to Prospectus

Dated May 1, 2010

The following information supersedes and replaces any contrary information contained in the sections of the fund’s Prospectus entitled “Fund Summary – Portfolio Management” and “Fund Details-Management”:

The fund’s investment adviser is Dreyfus and the fund’s sub-investment adviser is Fayez Sarofim & Co. (Sarofim & Co.).  The fund is managed by a team of portfolio managers employed by Sarofim & Co., consisting of Fayez Sarofim, Catherine Crain, Jeff Jacobe, Gentry Lee, Christopher Sarofim and Charles Sheedy.  The team is supported by Sarofim & Co.’s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co.  The Investment Committee directs and monitors Sarofim & Co.’s internal, fundamental research efforts. The team of portfolio managers operates within the guidelines set by the Investment Committee.  Mr. Fayez Sarofim, Chief Executive Officer, Chairman of the Board and Chief Investment Officer, founded Sarofim & Co. in 1958 and has been a portfolio manager of the fund since its inception.  Ms. Crain is a Vice President and Director of Marketing & Client Services at Sarofim & Co., where she has been employed since 1993.  She is responsible for overseeing marketing efforts and client service activities and has been a portfolio manager of the fund since March 1998.  Mr. Jacobe is Director of Investments and a Senior Vice President at Sarofim & Co., where he has been employed since 2000.  He is responsible for organizing and overseeing investment research efforts and has been a portfolio manager of the fund since December 2010.  Mr. Lee is President of Sarofim & Co. where he has been employed since 1998. He is responsible for overseeing investment, client services and business operations and has been a portfolio manager of the fund since December 2010.  Mr. Christopher Sarofim is a Vice Chairman of Sarofim & Co., where he has been employed since 1988.  He has been a portfolio manager of the fund since October 2000.  Mr. Sheedy is a Senior Vice President at Sarofim & Co., where he has been employed since 1971. He has been a portfolio manager of the fund since October 2000.

December 14, 2010

DREYFUS VARIABLE INVESTMENT FUND

-          APPRECIATION PORTFOLIO

Supplement to Statement of Additional Information

Dated May 1, 2010

The following information supersedes and replaces any contrary information contained in the section of the Appreciation Portfolio’s SAI entitled “Management Arrangements – Portfolio Management”:

            The portfolio managers of the Appreciation Portfolio are Fayez Sarofim, Catherine Crain, Jeff Jacobe, Gentry Lee, Christopher Sarofim and Charles Sheedy.  Each of them is employed by Sarofim & Co, Appreciation Portfolio’s sub-investment adviser.

The following information supersedes and replaces any contrary information contained in the section of Appreciation Portfolio’s SAI entitled “Management Arrangements – Additional Information about Portfolio Managers”:

The following table lists the number and types of accounts advised by the portfolio managers and assets under management in those accounts as of November 30, 2010:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed

Fayez Sarofim	5	$4.13Billion	19	$1.89Billion	441	$12.10Billion
Catherine Crain	5	$4.13Billion	-	$0	93	$2.49Billion
Jeff Jacobe	5	$4.13Billion	-	$0	61	$2.30Billion
Gentry Lee	5	$4.13Billion	18	$1.88Billion	129	$3.96Billion
Christopher Sarofim	5	$4.13Billion	1	$92.68Million	14	$1.36Billion
Charles Sheedy	5	$4.13Billion	18	$1.80Billion	74	$2.45Billion

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of Appreciation Portfolio’s shares beneficially owned by the portfolio managers are as follows, as of November 30, 2010:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Fayez Sarofim	Over $1 million
Catherine Crain	None
Jeff Jacobe	None
Gentry Lee	None
Christopher Sarofim	None
Charles Sheedy	None